As filed with the Securities and Exchange Commission on April 29, 2011
Securities Act of 1933 File No. 333-156024
Investment Company Act of 1940 File No. 811-22125

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

———————
FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☑
Pre-Effective Amendment No.  ☐
Post Effective Amendment No.  5   ☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☑
Amendment No.  6   ☑
(Check appropriate box or boxes)

JAVELIN EXCHANGE-TRADED TRUST
(Exact Name of Registrant as Specified in Charter)

33 Witherspoon Street, Suite 210, Princeton, New Jersey 08542
(Address of Principal Executive Offices)

(609) 356-0800
(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:
Bibb L. Strench, Esquire	Foreside Fund Services, LLC
Seward & Kissel LLP	Three Canal Plaza
1200 G Street, N.W.	Portland, Maine 04101
Washington, D.C. 20005	(207) 553-7142
(202) 661-7141

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

☑ immediately upon filing pursuant to paragraph (b) of Rule 485.

☐   on April 29, 2011 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐  on [date] pursuant to paragraph (a) of Rule 485.

☐   75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐  on [date] pursuant to paragraph (a) of Rule 485.

It is proposed that this filing will become effective (check appropriate box)

JETSSM Exchange-Traded Trust

JETSSM Contrarian Opportunities Index Fund

Prospectus

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

April 29, 2011

JETSSM is a registered trademark of Javelin Investment Management, LLC.

Fund Ticker: JCO
Stock Exchange: NYSE Arca

Table of Contents

Fund Summary - JETS Contrarian Opportunities Index Fund

Fees and Expenses	1

Performance Information	3

Investment Advisory Services	6

Shareholder Information	7

Portfolio Holdings Information	11

Dividends and Distributions	11

Taxes	11

Trademark Notice/Disclaimer	13

Service Providers	13

Financial Highlights	14

Fund Summary

JETS Contrarian Opportunities Index Fund
Ticker:   JCO

Stock Exchange: NYSE Arca

Investment Objective

The Fund, an exchange-traded fund, seeks performance results that, before fees and expenses, correspond generally to the performance of a benchmark index that measures the investment return of securities that are consistent with contrarian principles.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor, such as brokerage commissions for buying and selling securities, are not reflected in the table.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund’s assets)

Management Fees	0.58%
Distribution and/ or Service (12b-1) Fees	None
Other Expenses	0.55%
Total Annual Fund Operating Expenses Before Waiver	1.13%
Fee Waiver and/or Expense Reimbursement 1	0.55%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%
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1
Javelin Investment Management, LLC has contractually agreed to waive its management fee and/or pay certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.58% of average net assets per year, at least until April 30, 2012.  The waiver arrangements cannot be terminated prior to April 30, 2012.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$59	$186	$323	$725

1

Portfolio Turnover

The Fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or the above example, affect fund performance.  For the period from April 9, 2010 (the date the Fund commenced operations) through December 31, 2010, the Fund’s portfolio turnover rate was 37.76% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Dow Jones U.S. Contrarian Opportunities IndexSM (the “Target Index”). As its primary strategy, the Fund generally attempts to track the performance of the Target Index by using a representative sampling strategy, pursuant to which the Fund’s assets may not be invested in substantially all of the securities that make up the Target Index, and/or the Fund’s weightings in each security may differ from those of Target Index. The Fund may invest a portion of its assets in securities not included in its Target Index but which the Adviser or Sub-Adviser believes will help the Fund track its Target Index.

Contrarian investing refers to the investment style that seeks to identify and invest in public companies that are temporarily out of favor.

Dow Jones U.S. Contrarian Opportunities IndexSM

The Dow Jones U.S Contrarian Opportunities IndexSM is an index maintained by Dow Jones Indexes based on a stringent and published methodology. The Target Index is an equal-weighted index consisting of 125 securities, each of which is a domestic security. As of March 31, 2011, the Target Index’s three largest stocks were Weight Watchers International, MetroPCS Communications and Cephalon Inc. and its three largest industries were Healthcare, Consumer Services and Technology.  As of March 31, 2011, the capitalization of companies represented in the Target Index ranged from $147 million to $443.2 billion, and the average market capitalization of the companies in the Target Index was $15.7 billion. The Fund uses a representative sampling strategy in seeking to track the Target Index . The securities composing the Target Index include equity securities of U.S. companies (including common stocks).
Risks

The Fund is subject to certain risks. The principal risks to which the Fund is subject are described below.

•
Stock Market Risk: the risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

•
Index Risk: the risk that stocks in the Target Index may underperform stock market investments that track other markets, segments or sectors. The Sub-Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Target Index.

•
Tracking Error Risk: the risk that the Fund will not provide investment performance tracking the Target Index. The Fund’s return may not match the return of the Target Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Target Index. Since the Target Index components may change on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently. In addition, if the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs significantly from the aggregate performance of all of the stocks comprising the Target Index.

•
Replication Management Risk: the risk that because the Fund is not “actively” managed, it would not usually sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Fund’s Target Index.

•	Small- and Mid-Capitalization Risk: the risk that these stocks may be volatile. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

•
Market Price Risk: the risk associated with the fact that the shares of the Fund are listed on the New York Stock Exchange Arca ™, Inc. (“NYSE Arca™ ”) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund shares typically will approximate its Net Asset Value (“ NAV ”), there may be times when the market price and the NAV differ significantly. Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when the investor sells Fund shares.

•
Trading Halts Risk: the risk that trading of the Fund shares on the NYSE Arca ™ may be halted if NYSE Arca™ officials deem such action appropriate in the interest of a fair and orderly market or to protect investors, if the Fund shares are delisted from the NYSE Arca™ or if the activation of market-wide “circuit breakers” halts stock trading generally. If trading is halted, investors may not be able to dispose of Fund shares that they own.

2

Performance Information

No performance information is available for the Fund because the Fund has not yet completed a full calendar year of investment operations as of the date of this Prospectus.

Management

Investment Adviser:  Javelin Investment Management, LLC

Sub-Adviser:   Esposito Partners, LLC

Portfolio Managers

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Kris Marca	Since 2010	Co-Portfolio Manager
Benjamin Deweese	Since 2010	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund or “ETF.”  Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer, and investors may pay a commission to such broker-dealers. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (a discount).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see the “Taxes on Distributions” section of this Prospectus.

More Information About the Fund

For important information about the purchase and sale of fund shares and tax information please turn to Important Additional Information About the Fund.

3

Important Additional Information About the Fund

The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations imposed by or a lack of liquidity in certain countries and stock exchanges in which such securities trade or may be delayed in purchasing or selling securities included in the Target Index.

The Sub-Adviser uses a representative sampling strategy, rather than a replication strategy, in managing the Fund’s portfolio. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Target Index. Pursuant to a representative sampling strategy, the Fund’s assets may not be invested in substantially all of the securities that make up the Target Index , and/or the Fund’s weightings in each security may differ from those of the Target Index. For example, in some cases certain securities may be available only in certain share lot sizes or the transaction costs associated with a purchase of a very small position in a security may be prohibitive. In these cases, the Sub-Adviser will invest the Fund’s assets in certain of the securities that make up the Target Index, seeking to construct a portfolio so that its market capitalization, industry weightings, fundamental investment characteristics (such as return variability, earnings valuation and yield) and liquidity measures perform like those of the Target Index. In addition, the Fund may invest a portion of its assets in securities not included in the Target Index if the Sub-Adviser believes that investment in such securities is in the best interests of Fund shareholders and that such securities will assist the Fund in tracking the Target Index . Under normal circumstances, however, at least 90% of the Fund’s total assets will be invested in securities included in the Target Index representing such securities. The Fund may invest the remainder of its assets in securities not included in the Target Index but which the Adviser and Sub-Adviser believe will help the Fund track its Target Index , and in futures contracts, options and swaps, as well as cash and cash equivalents.

The Adviser has engaged the Sub-Adviser for the day-to-day management of the Fund, including generally having the responsibility for determining the securities in which the Fund will invest.

The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options, futures contracts and currency forwards. Swaps, options, futures contracts and currency forwards (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Target Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

4

Dow Jones U.S. Contrarian Opportunities IndexSM

Dow Jones Indexes is the creator of the Dow Jones U.S. Contrarian Opportunities IndexSM. The Index follows a rules-based methodology to select stocks in a manner that would be considered consistent with contrarian investment principles. Contrarian investors typically take the position of buying in response to bearish signals. The index is designed to track companies that have underperformed in recent years, but that have strong fundamentals relative to other companies in the universe.

The index comprises 125 components. Stocks are chosen semiannually from a broad market universe screened to identify securities ranked lowest by three-year trailing total return performance. From this pool of eligible securities, stocks are selected according to rankings by ten qualitative factors. Buffers are employed during the review process in an attempt to reduce turnover. The index is equal weighted, with component weightings reset semiannually. The index is calculated on both a price-return and total-return basis with a base value of 100 set at December 31, 1991.

  The Fund reserves the right to substitute a different contrarian index for the Target Index if the Target Index is discontinued, if Dow Jones Indexes’ arrangement with the Adviser relating to the use of the Target Index is terminated, or for any other reason determined in good faith by the Trust’s Board of Trustees (the “Board of Trustees” or the “Board”).  If Dow Jones Indexes’ arrangement with the Adviser relating to the use of the Target Index is terminated, the Trust will take whatever action is deemed to be in the best interests of the Fund’s shareholders, and the shareholders will be provided with advance written notice of such action. Stocks are screened so that the indexes cover only securities that are well-traded and accessible to investors.

Exchange-Traded Funds

The Fund is an exchange-traded fund or “ETF.” An ETF is an investment company that offers shares that are listed on a U.S. securities exchange. Because they are listed on a stock exchange, shares of ETFs can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities that compose an underlying index.

Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at the NAV of such shares. ETF shares, by contrast, cannot be purchased from or redeemed with the issuing fund at NAV except by or through Authorized Participants (defined below), and then only in large blocks of shares called “Creation Units” in exchange for an in-kind basket of securities.

NAV is typically calculated only once a day at the closing of trading on the NYSE ArcaTM and reflects a fund’s total assets, less its liabilities, divided by the number of shares it has outstanding. Transactions in traditional mutual fund shares are typically effected at the NAV next determined after receipt of the transaction order, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at that fund’s NAV determined as of the close of trading of the NYSE ArcaTM. Traditional mutual fund shares may be purchased from the fund directly by the shareholder or through a financial intermediary.

In contrast, investors can purchase and sell ETF shares on a secondary market through a broker. Secondary market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF shares and on changes in the prices of the ETF’s portfolio holdings. Shareholders will also incur typical brokerage and transaction costs when buying or selling ETF shares on the secondary market. An organized secondary market is expected to exist for the Fund’s shares, because, Fund shares are listed for trading on the NYSE Arca™.

The market price of the Fund’s shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant. Accordingly, an investor may receive more or less than NAV when the investor sells Fund shares on the secondary market. Also, it is possible that an active trading market may not be maintained.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Fund shares, referred to as Javelin Exchange Traded Shares or “JETS,” at NAV only in Creation Units of 50,000 shares or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into creation and redemption agreements with certain agents of the Fund and called authorized participants (“Authorized Participants”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay to the Fund a standard Creation Transaction Fee of $1,500 per transaction (assuming 100 or fewer stocks in each Creation Unit). An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,500 per transaction to the Fund (assuming 100 or fewer stocks in each Creation Unit). See “Shareholder Information” later in this Prospectus. Authorized Participants who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, and assuming that the Fund’s total operating expenses remain the same, the total costs would be $1,500 if the Creation Unit is redeemed after one year, and $1,500 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the Authorized Participant making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund’s expense ratio.

5

Investment Advisory Services

Investment Adviser

Javelin Investment Management, LLC (the “Adviser”) acts as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”). The Adviser is a New Jersey limited liability company with its principal offices located at 33 Witherspoon Street, Suite 210, Princeton, New Jersey 08542. As of March 31, 2011, the Adviser had approximately $15 million in assets under management. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.58% of the Fund’s average daily net assets.

From the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Advisory Agreement, interest expenses, brokerage commissions and other trading expenses (such as stamp taxes), fees and expenses of the independent trustees, fees and expenses of the Trust’s chief compliance officer, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser has contractually agreed to waive its management fee and/or pay certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.58% of average net assets per year, at least until April 30, 2012.

Sub-Adviser

Esposito Partners, LLC or the Sub-Adviser, located at 300 Crescent Court, Suite 650, Dallas, Texas 75201, is a Delaware limited liability company. The Sub-Adviser acts as investment sub-adviser to the Fund. Pursuant to a separate sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for the day-to-day management of the Fund, subject to the supervision of the Adviser and the Trust’s Board of Trustees. In this regard, the Sub-Adviser is responsible for implementing the replication strategy for the Fund with regard to its Target Index and for general administration, compliance and management services as may be agreed between the Adviser and the Sub-Adviser from time to time.

Pursuant to the Sub-Advisory Agreement, the Adviser agrees to pay the Sub-Adviser a fee in accordance with the following schedule:

Assets Under Management (AUM)	% of AUM
$0 to $ 100, 000,000	0.10
$100,000,000+	0.05

The above fee is to be calculated on the total combined Trust assets under management by the Sub-Adviser and subject to a minimum relationship fee per year (computed quarterly) of $50,000 per fund under management. The above fee is payable by the Adviser, and is not an obligation of the Fund.

The Trust and the Adviser may in the future seek an exemptive order from the SEC or may rely on an SEC rule that would permit the Adviser, subject to the supervision and approval of the Board, to enter into and materially amend sub-advisory agreements without such agreements being approved by the shareholders of the Fund. In this event, the Trust and the Adviser would have the right to terminate or replace the Sub-Adviser without shareholder approval, including, without limitation, the replacement or reinstatement of the Sub-Adviser if the Sub-Advisory Agreement has automatically terminated as a result of an assignment. There is currently no SEC rule that would permit the Adviser to enter into and to materially amend sub-advisory agreements without shareholder approval. At this time, the Fund has not requested any such exemptive order. If the Fund were to request such an order from the SEC in the future, there is no assurance that such an order would be granted.

6

  A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2010.

Portfolio Managers and Members of the Investment Committee

The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

The Sub-Adviser takes a team approach to managing the Fund’s portfolio. The two members of the team with the responsibility for the day-to-day management of the Fund’s portfolios are: Kris Marca and Ben Deweese.

Kris Marca has over 7 years of buy side experience at HBK Capital Management (“HBK”), a multi-strategy hedge fund in Dallas.  At HBK, Kris worked on the Equity Derivatives Desk in a middle office capacity, where his responsibilities included trade reporting and settlement in addition to backing up traders by stepping into flow.  He graduated from the University of Texas at Austin with a degree in Biology and a minor in Business.  He proceeded to obtain an MBA in 2003 from Texas Christian University in Fort Worth.

Ben Deweese has been in the securities business for 8 years.  Prior to joining the Sub-Adviser in August 2007, he served as a Securities Operations Analyst for Bank of America’s Global Wealth and Investment Management Group.  During his time with Bank of America, Benn worked within their Mutual Fund Trading and Corporate Actions departments.  Ben attended the University of Texas at Austin, from which he graduated in 2002 with a Bachelors degree in Government and a minor in Business.  He currently holds series 7, 55, 63 and 65 securities registrations.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities of the Fund.

Shareholder Information

Shares of the Fund trade on exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on an exchange. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof. The Fund is listed on the NYSE Arca™, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

7

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Target Index (the “Deposit Securities”).  In addition, an investor generally makes a small cash payment referred to as the “Cash Component.” The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day that the NYSE Arca™ is open for business. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

  Orders must be placed in proper form by or through an Authorized Participant, which must be either (i) a “Participating Party” (i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”)) or (ii) a participant of The Depository Trust Company (“DTC Participant”) that, in either case, has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca™ (normally 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per share. In the case of custom orders, as further described in the SAI, the order generally must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery, or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other similar reasons. See “Purchase of Creation Units “ in the SAI.

A fixed creation transaction fee of $1,500 per transaction (assuming 100 or fewer stocks in each Creation Unit) (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. (See the section entitled “Purchase of Creation Units” in the SAI.) The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. (See the section entitled “Purchase of Creation Units” in the SAI.)

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca™ is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca™, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to the Deposit Securities that are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of shares being redeemed as next determined after receipt of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may be effected only by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca™ (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per share. In the case of custom orders, as further described in the section entitled “Redemption of Creation Units” in the SAI, the order must be received by the distributor no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $1,500 per transaction (assuming 100 or fewer stocks in each Creation Unit) (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities. The Fund may, however, in its discretion, reject any such request.

8

 Frequent Trading

The Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”), including frequent trading that attempts to take advantage of potential arbitrage opportunities presented by changes in the value of the Fund’s portfolio securities during the time period between the close of the primary markets for such portfolio securities and the reflection of those changes in the Fund’s NAV. The Fund sells and redeems Creation Units primarily on an in-kind basis, making it more difficult to take advantage of changes in the value of portfolio securities that may not be reflected in the Fund's NAV. Furthermore, the Fund’s fair valuation process for foreign securities may have a tendency to reduce or eliminate potential arbitrage opportunities. Frequent trading of Fund shares in the secondary market will not directly affect the Fund’s cash flows, and therefore will have little potential to affect the ongoing management of the Fund or its ability to track the performance of its Target Index.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.

The Adviser will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose Fund shares you own.  You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Certain Legal Risks

Because Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. Certain activities performed by a dealer could, depending on the circumstances, result in the dealer being deemed a participant in the distribution, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the Securities Act of 1933 ( the “Securities Act”). For example, a dealer could be deemed a statutory underwriter if it purchases Creation Units from the issuing Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if it chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a dealer to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

Fund shares are issued by a registered investment company, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940, except as permitted by an SEC exemptive order granted to the Fund that allows registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

9

The Adviser reserves the right to reject any purchase request at any time, for any reason, and without notice. The Fund can stop offering Creation Units at any time, and may postpone payment of redemption proceeds at times when NYSE Arca™ is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

Pricing Fund Shares

The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the NYSE Arca™, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of shares of the Fund, known as the “indicative optimized portfolio value” (“IOPV”), will be disseminated every fifteen seconds throughout the trading day by the NYSE Arca™ or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy.

Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.

If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Units.

When calculating the NAV of the Fund’s shares, stocks held by the Fund are valued at their market value when reliable market quotations are readily available. When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. The Fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. The Trust’s Board of Trustees has delegated to the Adviser and Sub-Adviser the authority to use fair value prices. Certain market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Target Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Target Index.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on NYSE Arca™ at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and the most recently completed calendar quarters since that year can be found at www.jetsetfs.com.  As of the date of this Prospectus, the Premium/Discount Information of the Fund is not available because the Fund has not commenced its investment operations.

10

Portfolio Holdings Information

The Fund publicly disseminates its full portfolio holdings each month the Fund is open for business through its internet web site at www.jetsetfs.com. The Fund may temporarily suspend daily disclosure of fund holdings if the Adviser deems such action in the interest of the shareholders. The Fund also may terminate or modify this policy at any time without further notice to shareholders. In addition, the Deposit Securities and Fund Securities that should be delivered in exchange for purchases and redemptions of Creation Units are publicly disseminated daily prior to the open of the NYSE Arca™ via the NSCC. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Dividends and Distributions

Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.” Fund distributions are expected to consist primarily of capital gain distributions, although income dividend distributions will also be made.

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Target Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional shares only if the broker through which the shares were purchased makes such option available.

Brokers may make available to their customers who own Fund shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional Fund shares of the same Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market. Fund distributions of income and realized gains are taxable to you whether paid in cash or reinvested in Fund shares.

  Taxes

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your shares of the Fund.

11

Taxes on Distributions

Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Under current law, distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund itself must receive qualified dividend income from U.S. corporations and certain qualified foreign corporations, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if otherwise required by the Internal Revenue Service.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An authorized purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws.

12

Trademark Notice/Disclaimer

“Dow Jones®” and “Dow Jones U.S. Contrarian Opportunities IndexSM” are service marks of Dow Jones & Company, Inc. and have been licensed for use by the Adviser.

The JETSSM Contrarian Opportunities Index Fund are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the JETSSM Contrarian Opportunities Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JETSSM Contrarian Opportunities Index Fund particularly. Dow Jones only relationship to Javelin Investment Management, LLC, the licensee, is licensing certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones U.S. Contrarian Opportunities IndexSM, which is determined, composed and calculated by Dow Jones without regard to Javelin Investment Management, LLC or the JETSSM Contrarian Opportunities Index Fund. Dow Jones has no obligation to take the needs of Javelin Investment Management, LLC or the owners of the JETSSM Contrarian Opportunities Index Fund into consideration in determining, composing or calculating the Dow Jones U.S. Contrarian Opportunities IndexSM. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JETSSM Contrarian Opportunities Index Fund to be issued or in the determination or calculation of the equation by which the JETSSM Contrarian Opportunities Index Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the JETSSM Contrarian Opportunities Index Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JAVELIN INVESTMENT MANAGEMENT, LLC, OWNERS OF THE JETSSM CONTRARIAN OPPORTUNITIES INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEXSM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND JAVELIN INVESTMENT MANAGEMENT, LLC.

Service Providers

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc., or FINRA. The Distributor is not affiliated with the Adviser, BBH or their affiliates.

Administrator, Transfer Agent and Custodian

Brown Brothers Harriman & Co. (“BBH”) serves as the administrator and transfer agent of the Fund and as custodian of the Fund’s investments. The principal business address of BBH is 40 Water Street, Boston, Massachusetts 02109.

Compliance Support

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Fund. FCS is not affiliated with the Adviser, BBH or any of their respective affiliates.

13

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since April 9, 2010, the date that the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the SAI, which is available upon request.

Financial Highlights
For the Period Ended December 31, 2010(a)

For a share outstanding throughout the period presented.

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning period	$35.00
Net investment income	0.09
Net realized and unrealized gain	4.79
Total from investment operations	4.88

Distributions to shareholders from net investment income	(0.09)
Transaction fees(b)	0.09
Net asset value at end of period	$39.88
Market price at end of period	$40.17
NET ASSET VALUE, TOTAL RETURN (c)	14.21%
MARKET PRICE, TOTAL RETURN (c)	15.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000’s omitted)	$11,969

Ratio to average net assets of:
Total expense (d)	1.13%
Net expenses(d)	0.58%
Net investment income (d)	0.67%
Portfolio turnover rate(e)	37.76%

(a)	Commenced operations on April 9, 2010.

(b)	Per share value has been calculated using the average share method.

(c)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at the net asset value on the last day of the period.  Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and sale at the market price on the last day of the period.  Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing capital share transactions in Creations Units.

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JETSSM Exchange-Traded Funds

You can find more information about the Fund in the following documents:

Statement of Additional Information: The SAI of the Fund provides more detailed information about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of the Prospectus.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can obtain free copies of these documents, request other information, or make generally inquires about the Fund by contacting the Fund at:

JETSSM Exchange-Traded Funds
c/o Foreside Fund Services, LLC
Three Canal Plaza,
Portland, Maine 04101
www.jetsetfs.com

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission, 100 F Street, N.E. Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder reports and other information about the Fund are also available:

•	Free of charge from the Fund’s website at www.jetsetfs.com;

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov.;

•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102; or

•	For a fee, by email request to publicinfo@sec.gov.

(1940 Act File Number 811-22125)

STATEMENT OF ADDITIONAL INFORMATION
April 29, 2011

JETSSM Exchange-Traded Funds
JETSSM Contrarian Opportunities Index Fund

33 Witherspoon Street, Suite 210
Princeton, NJ 08542
(866) 528-0029

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the current prospectus dated April 29, 2011, of the JETSSM Contrarian Opportunities Index Fund, a series of Javelin Exchange-Traded Trust (the “Prospectus”), as the Prospectus may be revised from time to time. A copy of the Prospectus is available by calling, toll free, (866) 528-0029, visiting www.jetsetfs.com or writing to JETSSM Exchange-Traded Funds, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

TABLE OF CONTENTS

The Trust	1
Investment Objective, Strategies and Risks	1
Fundamental Policies and Investment Restrictions	4
Portfolio Turnover	5
Information About the Shares	5
Additional Information About the Target Index and the Index Administrator	12
Portfolio Holdings Information	14
Trustees and Executive Officers	15
Proxy Voting Policies and Procedures	19
Control Persons, Principal Shareholders and Management Ownership	19
Investment Adviser and Sub-Adviser	19
Distributor	23
Other Service Providers	24
Compliance Service Provider	24
Execution of Portfolio Transactions and Brokerage	25
Determination of Share Price	26
Distributions and Tax Information	27
License Grant	29
Financial Statements	29

THE TRUST

Javelin Exchange-Traded Trust (the “Trust”) is a Delaware statutory trust that was organized on July 18, 2007 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional Javelin Exchange Traded Shares (“JETSSM” or “shares”) of beneficial interest, without par value, which may be issued in any number of series. The Board may from time-to-time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The Trust currently consists of a single series, JETSSM Contrarian Opportunities Index Fund (the “Fund”), which represents a single investment portfolio.

The Fund is advised by Javelin Investment Management, LLC (the “Adviser”) and sub-advised by Esposito Partners, LLC (the “Sub-Adviser”).

The Trust Instrument also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or the Trust. The Trust Instrument provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Trust Instrument further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The Fund’s investment objective and principal investment strategies and risks are set forth in the Prospectus. The following information supplements the information contained in the Prospectus. In addition to the Fund’s principal investment strategies, the Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies. Some of these strategies and practices, and their associated risks, are described below.

Limitations and restrictions on the level of investment in securities that are discussed in the Prospectus or in this Statement of Additional Information (“SAI”) and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values, net assets, or other circumstances that cause a percentage limitation to be exceeded will not necessarily require that any security be sold.

The investment objective of the Fund is to seek performance results that, before fees and expenses, correspond generally to the performance of a benchmark index that measures the investment return of a contrarian investment strategy.

The Fund is diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under applicable federal laws, the diversification of an open-end investment company’s holdings is measured at the time the company purchases a security.

Equity Securities

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the equity securities may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Fund invests in the equity securities of small or mid-sized companies, it will be exposed to the risks of smaller sized companies. Small and mid-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources or may be dependent on a small management group.

In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, its performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Illiquid Securities

Illiquid securities may include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Restricted and other illiquid securities may entail the potential for delays on resale and uncertainty in valuation. The Fund may invest up to 15% of its net assets in securities that are illiquid.

Indexes and Index Sampling

There exists the risk that stocks in the Target Index may underperform stock market investments that track other markets, segments or sectors. The Sub-Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Target Index.

In addition, there is the risk that the Fund will not provide investment performance tracking the Target Index. The Fund’s return may not match the return of the Target Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Target Index. Since the Target Index components may change on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently. In addition, if the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs significantly from the aggregate performance of all of the stocks that compose the Target Index.

Other Investment Companies

The Fund may pursue its investment objective by investing in shares of other open-end investment companies, except for certain types of investment companies including money market funds. The Fund currently intends to limit its investments in accordance with the 1940 Act and the rules and regulations thereunder, or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board. This prohibition may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers optimal.

As a shareholder of another investment company, the Fund bears its pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities Markets

The shares of the Fund are listed on the New York Stock Exchange Arca™, Inc. (“NYSE Arca™”) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, an investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when selling Fund shares.

Small- and Mid-Capitalization Stocks

Historically, these stocks have been more volatile in price than the large-capitalization stocks. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

Trading Halts Risk

A risk exists that trading of the Fund shares on the NYSE Arca™ may be halted if NYSE Arca™ officials deem such action appropriate in the interest of a fair and orderly market or to protect investors, if the Fund shares are delisted from the NYSE Arca™ or if the activation of market-wide “circuit breakers” halts stock trading generally. If trading is halted, investors may not be able to dispose of Fund shares that they own.

FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Trust on behalf of the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. The Fund may not:

1)
Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

2)
Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.

3)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

4)
Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

5)	Borrow money.

6)	Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Target Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

For the purposes of Investment Restrictions Nos. 1 and 5 above, the Fund expects that it would be required to file an exemptive application with the SEC and receive the SEC’s approval of that application prior to entering into lending or borrowing arrangements with affiliates although there can be no assurance that such exemptive relief would be granted by the SEC. As of the date of this Statement of Additional Statement, the Fund had not filed such an exemptive application.

Except with respect to illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

As long as the aforementioned investment restrictions are complied with, the Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Target Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in the Target Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

PORTFOLIO TURNOVER

Because the Fund seeks to match the performance of its Target Index, portfolio securities may be sold without regard to the length of time they have been held. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transactions costs and may result in a greater number of taxable transactions. (See “Execution of Portfolio Transactions and Brokerage.”)

INFORMATION ABOUT THE SHARES

Shares or “JETS” issued by the Fund have no preemptive, conversion, or subscription rights. Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution.

As described above in the section entitled “The Trust,” the Board is permitted to issue an unlimited number of full and fractional shares of beneficial interest, without par value, in any number of series. The Trust currently consists of a single series, the Fund, but the Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series, including the Fund.  The Fund votes on matters affecting the Fund. Should the Board issue other series of the Trust in the future, all series of the Trust will vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees), and each series will vote separately on matters affecting only that series (e.g., approval of an investment advisory agreement). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The Fund offers and issues JETS or shares at net asset value only in aggregations of a specified number of shares, generally in exchange for a basket of securities included in the Target Index (currently, the Dow Jones U.S. Contrarian Opportunities Index), together with the deposit of a specified cash payment. Fund shares have been approved for listing and secondary trading on the NYSE Arca™, subject to notice of issuance. Fund shares will trade on the NYSE Arca™ at market prices that may be below, at, or above NAV. Fund shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares. In the event of the liquidation of the Fund, the Trust may lower the number of shares in a Creation Unit.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund shares, although it has no current intention of doing so. In addition, Fund shares may be issued in advance of receipt of particular Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. (See the "Placement of Creation Orders Outside Clearing Process" section.) In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with typical in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.

Purchase of Creation Units

The Trust issues and sells shares of the Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any series of the Trust, including the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the distributor of the Fund’s shares (the “Distributor”), without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to the Fund is any day on which the NYSE Arca™, the Fund’s listing exchange, and the custodian of the Fund’s investments (the “Custodian”), are open for business. As of the date of this SAI, NYSE Arca™ observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities and depositary receipts (the “Deposit Securities”) constituting an optimized representation of the Fund’s Target Index and an amount of cash in U.S. dollars computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the Balancing Amount. The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant shall ensure that all Deposit Securities properly denote change in beneficial ownership.

The Adviser or its agent makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the NYSE Arca™ (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such Deposit Securities are used, subject to any adjustments as described below, to purchases of Creation Units of the Fund until such time as the next-announced Deposit Securities composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the Fund changes pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Target Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser or the Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Target Index, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of the Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares of the Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Fund. With respect to the Fund, the Distributor will notify the Adviser or the Sub-Adviser and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). For the Fund, the Custodian shall cause the appropriate local sub-custodian(s) of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the listing exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must ordinarily submit an irrevocable purchase order no later than 4:00 p.m., Eastern Time on any Business Day in order to receive that Business Day’s NAV. Orders to purchase shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed will not be accepted. In such cases, a purchase order must be submitted on the next Business Day. If an Authorized Participant is seeking the Trust’s permission to substitute an amount of cash to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other similar reasons, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. If the Trust is requiring the substitution of an amount of cash to be added to the Cash Component, the order must be received by the Distributor no later than 4:00 p.m., Eastern time on the trade date.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of the Fund if: (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by the Adviser, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on behalf of such person of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of the Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (that is three Business Days after trade date). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. The Trust may in the future permit or require creations and redemptions of the Fund in-kind. In addition, the Trust may in its discretion make Creation Units of any of the other Funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Trust is imposed to compensate the Trust for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
Fund	$1,500	**
———————
*	As a percentage of the value of amount invested.
**	The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.

Redemption of Creation Units

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough JETS shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of JETS shares to constitute a redeemable Creation Unit.

The Adviser or the Sub-Adviser makes available through the NSCC prior to the opening of business on the NYSE Arca™ (currently 9:30 a.m., Eastern Time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Portfolio Securities”). Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A redemption transaction fee payable to the Trust is imposed to offset transfer and other transaction costs that may be incurred by the Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
Fund	$1,500	**
___________________

*	As a percentage of the value of amount invested.
**	The maximum additional variable charge for cash redemptions will be a percentage of the value of the Portfolio Securities, which will not exceed 2.00%.

Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant ordinarily must submit an irrevocable redemption request no later than 4:00 p.m., Eastern Time on any Business Day in order to receive that Business Day’s NAV. If an Authorized Participant is requesting that the Trust add an amount of cash to the Cash Component to replace any Deposit Security that may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other similar reasons, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. If the Trust is requiring an amount of cash to be added to the Cash Component, the order must be received by the Distributor no later than 4:00 p.m., Eastern time on the trade date.

The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed an Authorized Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Business Day if: (i) such order is received by the Fund’s Distributor not later than the 4:00 p.m. Eastern time on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s transfer agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the transfer agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within three Business Days (that is “T+3”). However, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+3 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 110%, which the Adviser may change from time to time, of the value of the missing shares in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Custodian, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the listing exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (1) for any period during which the NYSE Arca™ is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca™ is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

ADDITIONAL INFORMATION ABOUT THE TARGET INDEX AND THE INDEX ADMINISTRATOR

Based on its own proprietary intellectual model, Dow Jones Indexes has established specific criteria for determining which securities will be eligible for inclusion in the Target Index (the “Index Methodology”). The Target Index will be administered by Dow Jones Indexes. Dow Jones Indexes will employ the Index Methodology to determine the composition of the Target Index. Dow Jones Indexes also acts as “index calculation agent” in connection with the calculation and dissemination of the Target Index. The Target Index is compiled, maintained and calculated without regard to the Adviser or the Sub-Adviser, or the Distributor. Dow Jones Indexes has no obligation to take the specific needs of the Adviser, the Sub-Adviser or the Distributor into account in the determination and calculation of the Target Index.

It is expected that each Target Index will be available through major market data vendors as a result of dissemination to the Consolidated Tape Association by the NYSE Arca™. The NYSE Arca™ is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser or the Distributor. The Fund is entitled to use its Target Index pursuant to a licensing agreement between Dow Jones Indexes and Sub-Adviser, and a sub-licensing agreement between Sub-Adviser and the Adviser. There is no charge to the Fund in connection with these agreements.

Exchange Listing and Trading

The Fund’s shares have been approved for listing on the NYSE Arca™ and will trade on the NYSE Arca™ at market prices that may differ from net asset value. The only relationship that the NYSE Arca™ has with the Adviser, the Sub-Adviser, the Distributor or the Trust in connection with the Fund is that the NYSE Arca™ lists the shares pursuant to its listing agreement with the Trust. The NYSE Arca™ has no obligation or liability in connection with the administration, marketing or trading of the Fund.

There can be no assurance that, in the future, the Fund’s shares will continue to meet all of the listing requirements of NYSE Arca™. The NYSE Arca™ may, but is not required to, delist the Fund’s shares if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares for 30 or more consecutive trading days; (2) the value of the Target Index related to the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the NYSE Arca™, makes further dealings on the NYSE Arca™ inadvisable. The NYSE Arca™  will also delist the Fund's shares upon termination of the Fund.

As with any stock traded on an exchange, purchases and sales of the Fund’s shares will be subject to usual and customary brokerage commissions. The Trust reserves the right to adjust the price levels of the shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, and would have no effect on the net assets of the Fund or the total value of shares held by any shareholder.

Book Entry Only System

DTC acts as securities depositary for the Fund shares. Fund shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Fund shares. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE Arca™ and the Financial Industry Regulatory Authority, Inc. (“FINRA”). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares.

The Fund recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Beneficial Owners of Fund shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the Fund shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Fund shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Fund shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Fund shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Trust makes other arrangements with respect thereto satisfactory to the NYSE Arca™ (or such other exchange on which Fund shares may be listed).

Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of shares of the Fund, known as the “indicative optimized portfolio value” (“IOPV”), will be disseminated every fifteen seconds throughout the trading day by the listing exchange on which the Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio.

The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy.

Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.

PORTFOLIO HOLDINGS INFORMATION

The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that neither the Fund nor the Adviser, the Sub-Adviser, the Distributor or any agent, or any employee thereof (each, a “Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Website. Under the policy, each business day portfolio holdings information will be provided to the Transfer Agent or other agent for dissemination through the facilities of the NSCC and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Fund in the secondary market. Information with respect to the Fund’s portfolio holdings is also disseminated daily on the Fund’s website. The Distributor may provide portfolio holdings information that has been posted on the Fund’s website directly to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day.

Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the Fund’s website may be provided to third parties only in limited circumstances. In general, third-party recipients of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the Fund’s Chief Compliance Officer (“CCO”). In accordance with the policy, the following persons may receive non-public portfolio holdings information: the Adviser, the Sub-Adviser, the Distributor, the Custodian, the Fund’s independent registered public accounting firm, the administrator, the Fund’s legal counsel, the Fund’s financial printers, counsel to the Fund’s disinterested Trustees, and any proxy voting service retained to vote or provide recommendations on voting Fund securities. Disclosure to any other third parties must be approved in advance by the CCO, who must determine that the Fund has a legitimate business purpose for disclosing the information. Disclosure to rating and ranking organizations will generally be permitted. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of a Fund Representative. In addition, portfolio holdings information may be provided from time to time to broker-dealers solely in connection with the Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

Portfolio holdings will be disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Under the portfolio holdings disclosure policy, the Board is to receive information, on a quarterly basis, regarding any disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for overall management, including general supervision and review of the investment activities of the Trust and its separate series. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The Fund is currently the only series of the Trust.  The names of the current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupation for the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position with the Trust (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held

Trustees of the Trust

Interested Trustee* Brinton W. Frith 12/6/1969 33 Witherspoon Street, Suite 210 Princeton NJ 08542	Chairman, Treasurer and Trustee	Indefinite Term Since July 2007.	President, Javelin Investment Management LLC, May 2007 to present; formerly, Managing Director, Philadelphia Brokerage Corporation, 1992-2007.	1	None

Independent Trustees Sandro Stefanelli 6/17/1966 33 Witherspoon Street, Suite 210 Princeton, NJ 08542	Trustee	Indefinite Term Since May 2009.	Sales Representative, IBM, May 2007 to present; formerly, Sales Representative, Thompson/NETg, December 2003 to May 2007.	1	None

Stephen Zabielski 10/12/1965 33 Witherspoon Street, Suite 210 Princeton, NJ 08542	Trustee	Indefinite Term Since May 2009.	Attorney, Jacobs Law Group, May 2007 to present; formerly, Sales Representative, IBM, June 2003 to May 2007.	1	None

Officers of the Trust

Cathleen Lesko 05/5/1960 33 Witherspoon Street, Suite 210 Princeton, NJ 08542	Secretary	Indefinite Term Since July 2007.	Secretary, Javelin Investment Management LLC since July 2007; formerly, Group Manager, Global Procurement, PepsiCo, Inc., December 1985 to April 2005.	Not Applicable	Not Applicable

Patrick Keniston 01/18/1964 Three Canal Plaza Suite 100 Portland, ME 04101	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since March 2011.	Compliance Manager, Director, Foreside Compliance Services, LLC, October 2008 to present; formerly, Counsel to Citi Fund Services Ohio, Inc., March 2005 to October 2008.	Not Applicable	Not Applicable
___________________

*	A Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Adviser.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)	The term “Fund Complex” includes any investment company portfolios advised by the Adviser or the Sub-Adviser.

Board of Trustees Information

The management of the business and affairs of the Fund is overseen by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”).  The Trustees who are not “interested persons” of the Fund as defined in the 1940 Act, are referred to as “Independent Trustees,” and Trustees who are “interested persons” of the Fund are referred to as “Interested Trustees.”  Only one of the Trustees is an Interested Trustee.  Certain information concerning the Trust’s governance structure and each Trustee is set forth below.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders.  In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Trust.  Additional information concerning the Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, that each Trustee is qualified and should continue to serve as a such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  In addition, the Board has taken into account the actual service and commitment of each Trustee during his tenure (including the Trustee’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve.  Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Fund, is provided herein.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.  Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.

Board Structure and Oversight Function.  The Board is responsible for oversight of the Fund.  The Fund has engaged the Adviser to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act and the rules and regulations thereunder, applicable state and other laws, and the Trust’s organizational documents.  The Board meets in-person at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times.  As described below, the Board has established three standing committees – the Audit, Nominating and Valuation Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  Each committee is composed exclusively of Independent Trustees.  The responsibilities of each committee, including its oversight responsibilities, are described further below.  The Independent Trustees also may from time to time engage consultants and other advisers, to assist them in performing their oversight responsibilities.

An Interested Trustee serves as Chairman of the Board of Trustees.  Because of the small size of the Board, both Independent Trustees informally act as co-lead trustees.  Working with the Chairman, the co-lead trustees provide input on a variety of issues impacting the Trust, including setting the agenda for each Board meeting, communicating with management between Board meetings and facilitating communication and coordination among the Independent Trustees and management and the Chairman of the Trust.  The Independent Trustees have determined that, at this time, the Board’s leadership by an Interested Trustee is appropriate, because they believe it does not impair the Independent Trustees’ judgment in evaluating and managing the relationships between the Trust and the Adviser and because there are two Independent Trustees and only a single Interested Trustee.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser.  The Board has charged the Adviser with: (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Fund; (ii) implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.  Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the Fund or the Adviser or other service providers.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities.  The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers.  Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ in terms of setting priorities, the resources available or the effectiveness of relevant controls.  Oversight of risk management is provided by the Board and the Audit Committee.  The Trustees regularly receive reports from, among others,  the Trust’s officers, including the Chief Compliance Officer, independent registered public accounting firm and outside counsel, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs.

Independent Trustees:

Sandro Stefanelli:  Mr. Stefanelli has a strong business background, including extensive experience in marketing.  As the Trust is a new investment company and distribution is critical to the growth of an investment company, his background is of critical importance to the Trust both in terms of oversight of marketing activities and guidance regarding marketing strategies proposed by management.  He currently is employed with a firm with one of the top reputations in history in terms of marketing.  Mr. Stefanelli’s information set forth in the Trustees and Executive Officers table herein provides additional background on his qualifications to be a trustee of an investment company.

Steven Zabielski:  Mr. Zabielski combined legal and corporate background is of immense value to the Trust.  Since the Trust is heavily regulated, his legal experience is of tremendous value to the Trust in terms of interfacing with the Trust’s Chief Compliance Officer, overseeing relationships between the Trust and its key service provides, including the contracts governing such relationships, and recognizing potential situations that may give rise to conflicts and possible legal issues.  Like Mr. Stefanelli, Mr. Zabielski also has a strong marketing background, including a sales position at a firm with one of the top reputations in history in terms of marketing.  Mr. Zabielski’s information set forth in the Trustees and Executive Officers table herein provides additional background on his qualifications to be a trustee of an investment company.

Trust Committees

The Trust has three standing committees: the Nominating Committee, the Audit Committee and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the Chairman of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the Chairman of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee did not meet during the fiscal year ended December 31, 2010.

The Audit Committee is composed of all of the Independent Trustees. The Audit Committee typically meets on a semi-annual basis with respect to each series of the Trust and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.  The Audit Committee met two times during the fiscal year ended December 31, 2010.

The Board has established a Valuation Committee that is comprised of one or more Independent Trustees, the Trust’s President and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the December 31, 2010.

Name	Dollar Range of Fund Shares	Dollar Range of Shares of all Funds in Fund Complex Overseen by Trustee
Brinton W. Frith	$10,001 - $50,000	$10,001 - $50,000
Sandro Stefanelli	$10,001 - $50,000	$10,001 - $50,000
Stephen Zabielski	None	None

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Sub-Adviser, the Distributor, or any of their respective affiliates.

Compensation

Independent Trustees receive an annual retainer of $5,000 and expenses in connection with each Board meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The following table sets forth the compensation to paid by the Fund to each Trustee for the fiscal year ended December 31, 2010:

Name of Person/Position	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustee(1)
Brinton W. Frith, Trustee	None	None	None	None
Sandro Stefanelli, Trustee	$5,000	None	None	$5,000
Steven Zabielski, Trustee	$5,000	None	None	$5,000
___________________

(1)  The Fund Complex currently consists of the Trust, which currently consists of a single series.

The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and the principal underwriter to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Fund which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. In turn, the Adviser has delegated proxy voting responsibility to the Sub-Adviser. The Fund’s and Adviser’s proxy voting policies require that proxies be voted in a manner consistent with the best interests of the Fund and its shareholders. Such policies also require the Sub-Adviser to present to the Board, at least annually, the Sub-Adviser’s proxy policies and a record of each proxy voted by the Sub-Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Sub-Adviser as involving a conflict of interest.

The Sub-Adviser has also adopted a proxy voting policy (the “Sub-Adviser’s Policy”) that underscores the concern that all proxy voting decisions be made in the best interests of the Fund’s shareholders. The Sub-Adviser’s Policy dictates that its Proxy Committee vote proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by the Proxy Committee on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors. The Proxy Committee does utilize specific voting positions for substantive proxy issues, but these only serve as guidelines and are subject to change upon review.

Where a proxy proposal raises a material conflict between the Adviser’s or the Sub-Adviser’s interests and the Fund’s interests, the Sub-Adviser will resolve such conflict in the best interests of the Fund’s shareholders. Typically, the Sub-Adviser will (1) disclose the conflict and obtain the Board’s consent before voting; (2) vote in accordance with a pre-determined policy based upon the independent analysis and recommendation of a voting agent; or (3) make other voting arrangements consistent with pursuing the best interests of the Fund’s shareholders.

The Trust is required to file Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund is available upon request and without charge, by calling toll free at 1-866-352-0029, and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a fund or acknowledges the existence of control.  To the knowledge of the Fund, there were neither principal shareholders nor control persons as of March 31, 2011.

As of March 31, 2011, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Javelin Investment Management LLC, the Adviser, serves as the investment adviser to the Fund with overall responsibility for the general management and administration of the Fund, subject to the supervision of the Board of Trustees. The Adviser is located at 33 Witherspoon Street, Suite 210, Princeton, New Jersey 08542. The Adviser's parent company is Javelin Holdings LLC ("Javelin Holdings"). Javelin Holdings is an early stage financial services company specializing in the development of innovative financial products and investment strategies.

Sub-Adviser

Esposito Partners LLC, the Sub-Adviser, serves as the investment sub-adviser to the Fund. The Sub-Adviser is located at 300 Crescent Court, Suite 650, Dallas, Texas 75201 and is a Delaware limited liability company. As of December 31, 2010, the Sub-Adviser had $280 million in assets under management.

Investment Advisory and Sub-Advisory Agreements

The Adviser serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board, for the day-to-day management of the Fund in accordance with the Fund's investment objectives, policies and strategies. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve without compensation as officers, Trustees or employees of the Trust. Pursuant to the Advisory Agreement, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services to be provided by the Adviser under the Advisory Agreement. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Pursuant to the Advisory Agreement, the Adviser is responsible for all expenses of the Fund, except for the fee payments under the Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

For the services it provides to the Fund, the Adviser receives a management fee equal to an annual rate of 0.58% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Javelin Investment Management, LLC has contractually agreed to waive its management fees and/or pay certain operating expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.58% of average net assets per year, at least until April 30, 2012.

Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for the day-to-day management of the Fund, subject to the supervision of the Adviser and the Board of Trustees. In this regard, the Sub-Adviser is responsible for implementing the replication strategy for the Fund with regard to its Target Index and for general administration, compliance and management services as may be agreed upon.

For the services to be rendered by the Sub-Adviser, the Adviser shall pay to the Sub-Adviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of the Fund’s average daily net assets:

Assets Under Management (AUM)	% of AUM
$0 to $ 10 0,000,000	0.10
$100,000,000+	0.05

The above fee is calculated based on the total combined Trust assets under management by the Sub-Adviser and subject to a minimum relationship fee per year (computed quarterly) of $37,500 per fund under management.

Neither the Trust nor the Fund shall be responsible for any portion of the compensation payable to the Sub-Adviser hereunder. In addition, the Adviser shall be responsible for extraordinary expenses incurred by the Sub-Adviser in performing its services hereunder, including, without limitation, expenses incurred with respect to any third-party proxy voting execution, advice and reporting services.

The Advisory Agreement and Sub-Advisory Agreement between the Adviser and the Sub-Adviser, with respect to the Fund, were initially approved by the Board on December 8, 2009. The Advisory Agreement and the Sub-Advisory Agreement, with respect to the Fund, continue in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement and Sub-Advisory Agreement are each terminable without penalty by the Trust with respect to the Fund on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Trustees), or by the Adviser or the Sub-Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. Each of the Advisory Agreement and the Sub-Advisory Agreement provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Sub-Adviser, or of reckless disregard by each of them of their obligations thereunder, the Adviser and the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Portfolio Managers

Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”).

As of December 31, 2010, information regarding the other accounts managed by each Portfolio Manager is set forth below:

	Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Kris Marca	Registered investment companies	2	$36,000,000	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Ben Deweese	Registered investment companies	2	$36,000,000	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Although the Fund and any other mutual funds that are currently, or may be in the future, managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Target Index. The Investment Adviser and the Sub-Adviser do not believe that concurrent management of the Fund and any other mutual fund presents a material conflict of interest for the Portfolio Managers, the Investment Adviser or the Sub-Adviser.

 Portfolio Manager Compensation

The Portfolio Managers are employed by the Sub-Adviser.  The Portfolio Managers’ fixed compensation is generally determined by employee performance. No compensation is directly related to the performance of the underlying assets and no stock options are granted. Any discretionary compensation paid to the Portfolio Managers is based on the determination of management to pay such compensation.

Securities Ownership of the Portfolio Manager

As of December 31, 2010, the Portfolio Managers did not own shares of the Fund.

Potential Conflicts of Interest

The Trust does not believe that the Portfolio Managers are subject to any conflicts of interest in connection with their management of the Fund as the Portfolio Managers do not currently have primary responsibility for the day-to-day management of any other accounts or funds.

However, the Portfolio Managers may in the future manage multiple portfolios for multiple clients. These accounts may include other investment companies or separate accounts (assets managed on behalf of individuals and institutions). The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Furthermore, because the Fund is an index fund, the securities acquired by the Fund will to a large extent be determined by the composition of the Target Index, meaning that the Portfolio Managers’ investment decisions for the Fund will frequently differ from his investment decisions for other accounts not managed to track the performance the Target Index. In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the sub-advisory fees paid to the Sub-Adviser with respect to the Fund. However, the compensation structure for the Portfolio Managers generally does not provide any incentive to favor one account over another because that part of the Portfolio Managers’ bonus based on performance is not based on the performance of one account to the exclusion of others.

DISTRIBUTOR

Foreside Fund Services, LLC, the Distributor, is the principal underwriter and distributor of shares of the Fund. Its principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor has entered into agreement with the Trust pursuant to which it distributes shares of the Fund (the “Distribution Agreement”). The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Fund. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

OTHER SERVICE PROVIDERS

Brown Brothers Harriman & Co. (“BBH”) serves as administrator, transfer agent and custodian to the Fund. The principal address of BBH is 40 Water Street, Boston, Massachusetts 02109.

BBH serves as administrator pursuant to an Administrative Agency Agreement. Under the Administrative Agency Agreement, BBH is obligated on a continuous basis, to provide certain administration, valuation, accounting and computational services necessary for the proper administration of the Trust and the Fund. BBH calculates the net asset value of Fund shares and calculates net income and realized capital gains or losses. BBH also serves as the transfer agent for the Fund’s authorized and issued shares pursuant to the Administrative Agency Agreement. Pursuant to the Administrative Agency Agreement, the Trust has agreed to indemnify BBH for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Under a separate Custodian Agreement with the Trust, BBH maintains the cash, securities and other assets of the Fund, keeps all necessary accounts and records relating thereto, and provides other services. BBH is required, upon the order of the Trust, to deliver securities held by BBH and to make payments for securities purchased by the Fund.

Seward & Kissel LLP, 1200 G Street, N.W., Suite 350, Washington, D.C. 20005, provides advice to the Trust on certain matters under the federal securities laws.

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm audits the Trust’s annual financial statements and provides other related services.

COMPLIANCE SERVICE PROVIDER

Under a Compliance Services Agreement (the “Compliance Agreement”) with the Trust, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) as well as certain additional compliance support functions (“Compliance Services”). As compensation for the foregoing services, FCS receives certain out of pocket costs and fixed fees which are accrued daily and paid monthly by the Trust, which are paid by the Trust from the Trust’s custody account with BBH.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board or by FCS with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust’s shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. In addition, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS’s actions or omissions, except for any act or omission resulting from FCS’s willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Adviser and the Board of Trustees, the Sub-Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers will execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed directly with a dealer engaged in making a market-for such securities unless, in the opinion of the Sub-Adviser, a better price and execution can otherwise be obtained by using another broker or dealer for the transaction. Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below. Transactions in exchange-traded securities are generally executed on an agency basis by a broker who charges commissions in connection with such transactions.

In placing portfolio transactions, the Sub-Adviser will seek best execution. The full range and quality of services available will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. Accordingly, the transaction costs paid by the Fund in any transaction may be greater than those available from other broker-dealers if the difference is reasonably justified by other aspects of the portfolio execution services offered, as determined in good faith by the Sub-Adviser.

The Sub-Adviser may also consider research services, including economic data and statistical information about companies and industries, provided by brokers in the selection of brokers to execute transactions on an agency basis. The Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker. Additionally, in accordance with procedures adopted by the Trust, the Sub-Adviser may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for the Fund are made independently from those of other client accounts managed or advised by the Sub-Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Sub-Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not allocate securities transactions to brokers in accordance with any formula. Portfolio transactions may be placed with Authorized Participants and other broker-dealers who sell shares of the Fund or who effect purchases of shares of the Fund for their customers, but portfolio transactions are not directed to brokers in exchange for selling shares of the Fund.

DETERMINATION OF SHARE PRICE

The NAV per share of the Fund is determined as of the close of regular trading on NYSE Arca™ (generally 4:00 p.m., Eastern time), each day the New York Stock Exchange and NYSE Arca™ are open for trading. The New York Stock Exchange and NYSE Arca™ annually announce the days on which they will not be open for trading. It is expected that the New York Stock Exchange and NYSE Arca™ will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Valuation Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under the circumstances.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Target Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Target Index.

The securities in the Fund’s portfolio that are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price, if available, or based on price quotations supplied by a pricing service, market maker or dealer. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as described above.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. Currently, the Fund is the only series of the Trust. The Fund intends to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”). It is the Fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.

To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. For purposes of these calendar year distribution requirements, the Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward for the Fund. If the Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a corporation.

Ordinary dividends generally consist of the Fund’s investment company taxable income (which includes, among other items, the Fund’s income derived from dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses), and are taxable to shareholders as ordinary income. For individual shareholders, a portion of the ordinary dividends paid by the Fund may be qualified dividends currently eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount distributed as a qualifying dividend. In the case of corporate shareholders, a portion of the ordinary dividends paid by the Fund may qualify for the corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. It is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be qualified dividend income to individual shareholders and eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. In addition, Fund shares must be held by an individual shareholder for at least 61 days in order for a dividend to be treated as a qualified dividend, and Fund shares must be held by a corporate shareholder for at least 46 days, and not be treated as debt-financed assets of such shareholder, in order to be eligible for the dividends received deduction.

Capital gain dividends generally consist of the Fund’s net capital gain (which is the excess of net long-term capital gains over net short-term capital losses), and are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Capital gain dividends are not eligible for the dividends-received deduction referred to in the previous paragraph.

Distributions of ordinary dividends and capital gain dividends will be taxable to shareholders as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

The sale of assets by the Fund may result in the realization of taxable gain or loss by the Fund. The amount of such gain or loss will depend on the difference between the Fund’s adjusted tax basis for the assets being sold and the amount realized from the sale. Such gain or loss will generally be long-term capital gain or loss if the Fund held the assets for more than one year prior to their sale, and short-term capital gain or loss if the Fund held the assets for one year or less prior to their sale. High portfolio turnover thus could result in: (1) increased net short-term capital gain realized by the Fund and distributed to you as ordinary dividends; and (2) increased net long-term capital gain realized by the Fund and distributed to you as capital gain dividends. As described above, the actual impact of high portfolio turnover will depend on specific facts related to the value of the Fund’s assets, the Fund’s adjusted tax basis for such assets when they are sold, and the length of time that the Fund held such assets before they were sold.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of ordinary dividends and capital gain dividends as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of ordinary dividends and capital gain dividends and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice in his or her own particular circumstances.

LICENSE GRANT

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, the licensor. Dow Jones makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Target Index to track general market performance. Dow Jones’ only relationship to the Adviser, the licensee, and the Fund, the sub-licensee from the Adviser, is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Target Index which are determined, composed and calculated by Dow Jones without regard to the Adviser or the Fund. Dow Jones has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Target Index. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the shares to be issued or in the determination or calculation of the equation by which the shares are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DOW JONES DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE TARGET INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JAVELIN, THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE TARGET INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED PURSUANT TO THE APPLICABLE LICENSE AGREEMENT OR FOR ANY OTHER USE.

DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE TARGET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

Following are the financial statements of the Fund for the fiscal year ended December 31, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Javelin Exchange-Traded Trust
and the Shareholders of JETS Contrarian Opportunities Index Fund

We have audited the accompanying statement of assets and liabilities of the JETS Contrarian Opportunities Index Fund, a series of shares of beneficial interest in Javelin Exchange-Traded Trust, including the schedule of investments, as of December 31, 2010, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period April 9, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JETS Contrarian Opportunities Index Fund as of December 31, 2010, and the results of its operations, changes in its net assets and its financial highlights for the period April 9, 2010 to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 23, 2011

JETS Contrarian Opportunities Index Fund

Statement of Assets and Liabilities
December 31, 2010

ASSETS:
Investments, at value	$11,966,779
Receivable from investment adviser	1,853
Dividend receivable	2,849
Total Assets	11,971,481

LIABILITIES:
Accrued other expenses	2,577
Total Liabilities	2,577
NET ASSETS	$11,968,904

NET ASSETS CONSIST OF:
Shares of beneficial interest	$11,127,104
Accumulated net realized loss on investments	(250,685)
Net unrealized appreciation on investments	1,092,485
Net Assets	$11,968,904

Shares of beneficial interest outstanding (unlimited shares of $0.0001 par value authorized)	300,100
Net asset value	$39.88

Market price	$40.17

Investments, at cost	$10,874,294

See Accompanying Notes to Financial Statements.

JETS Contrarian Opportunities Index Fund

Statement of Operations
For the Period Ended December 31, 2010(a)

INVESTMENT INCOME:
Dividend income	$43,206
Interest income	13
Total Investment Income	43,219

EXPENSES:
Investment advisory fees	19,990
Chief compliance officer fees	14,814
Trustees’ fees	4,094
Total Expenses Before Fee Waiver	38,898
Advisory fee waiver (Note 4)	(18,908)
Net Expenses	19,990
Net Investment Income	23,229

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments (Note 5)	(327,021)
Net change in unrealized appreciation on investments	1,092,485
Net realized and unrealized gain on investments	765,464
Net increase in net assets resulting from operations	$788,693

(a)	Commenced operations April 9, 2010

See Accompanying Notes to Financial Statements.

JETS Contrarian Opportunities Index Fund

Statement of Changes in Net Assets
For the Period Ended December 31, 2010(a)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$23,229
Net realized loss on investments	(327,021)
Net change in unrealized appreciation on investments	1,092,485
Net increase in net assets resulting from operations	788,693

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,259)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	12,730,407
Cost of shares redeemed	(1,538,937)
Transaction fees	12,000
Net increase in net assets resulting from shareholder transactions	11,203,470
Increase in Net Assets	11,968,904

NET ASSETS:
Beginning of period	––
End of period	$11,968,904

CHANGES IN SHARES OUTSTANDING:
Shares sold	350,100
Shares redeemed	(50,000)
Shares outstanding, beginning of period	––
Shares outstanding, end of period	300,100

(a)	Commenced operations on April 9, 2010.

See Accompanying Notes to Financial Statements.

JETS Contrarian Opportunities Index Fund

Notes to Financial Statements
December 31, 2010
Note 1. Organization
Javelin Exchange-Traded Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. It was organized as a Delaware statutory trust on July 18, 2007. The Trust currently consists of one series, the JETS Contrarian Opportunities Index Fund (the “Fund”).  On April 7, 2010, 100 shares of the Fund were issued for cash, at $35 per share. The Fund commenced investment operations on April 9, 2010. Javelin Investment Management, LLC (the “Adviser”) serves as the Fund’s adviser.

The Fund’s investment objective is to seek performance results that, before fees and expenses, correspond generally to the performance of the Dow Jones U.S. Contrarian Opportunities IndexSM, a benchmark index that measures the investment return of securities that are consistent with contrarian principles.

Note 2. Significant Accounting Policies
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund:

A.  Security Valuation
The Fund calculates its net asset value per share (“NAV”) generally once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE ArcaSM (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca SM (the Fund’s listing exchange) and the Fund’s custodian are open for business. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee, pursuant to procedures approved by or under the direction of the Board of Trustees. Pursuant to those procedures, the Valuation Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under the circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price, if available, or based on price quotations supplied by a pricing service, market maker or dealer. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as described above.

Fair Value of Financial Instruments. GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using unadjusted quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities and others.

JETS Contrarian Opportunities Index Fund

Notes to Financial Statements (Continued)
December 31, 2010

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

JETS Contrarian Opportunities Index Fund

Notes to Financial Statements
December 31, 2010
Category	Level 1	Level 2	Level 3	Total Value at 12/31/2010
Common Stocks:
Consumer Discretionary	$3,718,696	$—	$—	$3,718,696
Energy	87,150	—	—	87,150
Financials	1,001,494	—	—	1,001,494
Health Care	1,526,469	—	—	1,526,469
Industrials	1,754,187	—	—	1,754,187
Information Technology	3,053,009	—	—	3,053,009
Materials	480,714	—	—	480,714
Telecommunication Services	294,057	—	—	294,057
Time Deposit	—	51,003	—	51,003
Total	$11,915,776	$51,003	$—	$11,966,779

During the period ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

B. Short-Term Investments
Short-term debt investments having a maturity of less than 60 days are valued at amortized cost.

C. Other Risks
The principal risks to which the Fund is subject are described below.

Stock Market Risk. The risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

Index Risk. The risk that stocks in the benchmark index may underperform stock market investments that track other markets, segments or sectors. The Fund is not “actively” managed and therefore the risks associated with investing in stocks of companies in the benchmark index are not analyzed, quantified or controlled.

Tracking Error Risk. The risk that the Fund will not provide investment performance tracking the benchmark index. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the target index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the target index. Since the benchmark index components may change on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently. In addition, if the Fund employs a sampling strategy, the stocks held by the Fund may provide performance that differs significantly from the aggregate performance of all of the stocks comprising the benchmark index.

Replication Management Risk. The Fund is not ‘‘actively’’ managed and does not seek returns in excess of its benchmark index. Therefore, the Fund would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the benchmark index.

Small and Mid-Capitalization Risk. Small and mid-capitalization stocks may be volatile. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Market Price Risk. Shares of the Fund are listed on the New York Stock Exchange Arca™, Inc. (“NYSE Arca™”) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund’s shares will typically approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when the investor sells Fund shares.

JETS Contrarian Opportunities Index Fund

Notes to Financial Statements (Continued)
December 31, 2010

Trading Halt Risk. Trading of the Fund’s shares on the NYSE Arca™ may be halted if (i) NYSE Arca™ officials deem such action appropriate in the interest of a fair and orderly market or to protect investors, (ii) the Fund’s shares are delisted from the NYSE Arca™ , (iii) the activation of market-wide “circuit breakers” halts stock trading. If trading is halted, investors may not be able to dispose of Fund shares that they own.

D. Investment Transactions and Investment Income
Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the dividend.

E. Dividends and Distributions to Shareholders
The Fund declares and pays dividends from net investment income, if any, to its shareholders annually. Dividends from net investment income may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. The Fund distributes net realized taxable capital gains, if any, generally annually. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

F. Federal Income Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable earnings to shareholders. As such, the Fund will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

The Fund files tax returns in the United States Federal jurisdiction. Generally, the Fund is subject to examination by such taxing authorities for up to three years after the filing of the return for the tax period.

Note 3. Distribution Agreement
Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund pursuant to a distribution agreement. The Distributor does not maintain a secondary market in the Fund’s shares.

Note 4. Fees and Expenses
The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser pursuant to which the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the sub-adviser.  For these services, the Adviser receives an annual fee of 0.58% of the average daily net assets of the Fund.

JETS Contrarian Opportunities Index Fund

Notes to Financial Statements (Continued)
December 31, 2010
Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses of the Fund, except for the fee payments under the Advisory Agreement, interest expense, brokerage commissions and other trading expenses (such as stamp taxes), fees and expenses of the independent Trustees, fees and expenses of the Trust’s chief compliance officer, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser has contractually agreed to waive its investment advisory fee and/or pay certain operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with GAAP, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.58% of average daily net assets of the Fund per year. The amount of advisory fees waived during the period ended December 31, 2010 is shown on the Statement of Operations.

Esposito Partners, LLC (“Sub-Adviser”) serves as the sub-adviser and provides investment advice and management services to the Fund. The Sub-Adviser supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. The Sub-Adviser is paid by the Adviser.

Each Independent Trustee of the Trust receives an annual retainer of $5,000 for his services, which includes board meeting attendance. No other entity affiliated with the Trust or Adviser pays any compensation to the Trustees.

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Fund. FCS does not have any role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. The Chief Compliance Officer of the Trust is also an officer of FCS. FCS receives $34,000 annually for its services.

Note 5. Investment Transactions
For the period ended December 31, 2010, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities and in-kind transactions, were $1,956,329 and $1,706,742, respectively. Net realized loss on investment transactions in the Statement of Operations includes net losses resulting from in-kind transactions of $76,336. Gains and (losses) on in-kind transactions are generally not considered taxable gains (losses) for Federal income tax purposes.

For the period ended December 31, 2010, securities received and delivered for in-kind transactions associated with creations and redemptions were $12,591,846 and $1,527,722, respectively.

Note 6. Capital
Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit”. Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares or multiples thereof. The Fund may charge transaction fees for creations and redemptions which are treated as increases to capital.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Purchases or redemptions of Creation Units are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

JETS Contrarian Opportunities Index Fund

Notes to Financial Statements (Continued)
December 31, 2010
Note 7. Distributions and Taxes
At December 31, 2010, the cost of investments and accumulated net unrealized appreciation/(depreciation) of investments for tax purposes were as follows:

	Net Unrealized	Gross	Gross
	Appreciation/	Unrealized	Unrealized
Cost	(Depreciation)	Appreciation	Depreciation
$10,876,168	$1,090,611	$1,183,089	$(92,478)

The tax character of distributions to shareholders paid during the period ended December 31, 2010 consisted of $23,259 of ordinary income.

At December 31, 2010, the components of accumulated earnings/loss on a tax basis were as follows:

Unrealized
Appreciation/
Capital Loss Carryforward	(Depreciation) on Investments
$(248,811)	$1,090,611

As of December 31, 2010, the Fund had $248,811 in capital loss carryforwards expiring on December 31, 2018.

The difference between accumulated earnings on a book and tax basis is due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the 2010 tax returns. The Fund has no examinations in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Note 8. Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of investment activity, on December 31, 2010, amounts were reclassified between undistributed net investment income (loss), accumulated net realized gain (loss), and shares of beneficial interest. These reclassifications had no effect on the net assets of the Fund. For the period ended December 31, 2010, the reclassifications were as follows:

Undistributed Net Investment Income (Loss)	Shares of Beneficial Interest	Accumulated Net Realized Gain/(Loss)
$30	$(76,366)	$76,336

Note 9. Indemnification
Under the Trusts’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown, as this would involve, future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

JETS Contrarian Opportunities Index Fund

Notes to Financial Statements (Continued)
December 31, 2010
Note 10. Subsequent Events
The Adviser has evaluated events and transactions for potential recognition or disclosure and has determined that there are no material events that would require additional disclosure through the date the financial statements were issued.

Note 11. Recently Issued Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. The implementation of ASU No. 2010-06 is not expected to impact the Fund’s financial statement disclosures.

PART C.  OTHER INFORMATION

Javelin Exchange-Traded Trust

ITEM 28.		EXHIBITS

(a)	(1)	Certificate of Trust1
	(2)	Agreement and Declaration of Trust1
(b)		By-Laws2
(c)		Not applicable.
(d)	(1)	Form of Investment Advisory Agreement between the Trust and Javelin Investment Management, LLC2
	(2)	Form of Sub-Advisory Agreement between Javelin Investment Management, LLC and Esposito Partners, LLC2
(e)	(1)	Form of Distribution Agreement between the Trust and Foreside Fund Services, LLC2
	(2)	Form of Authorized Participant Agreement2
(f)		Not applicable.
(g)		Form of Custody Agreement between the Trust and Brown Brothers Harriman & Co.2
(h)	(1)	Form of Administrative Agency Agreement between the Trust and Brown Brothers Harriman & Co.2
	(2)	Form of Sub-License Agreement2
	(3)	Form of Compliance and AML Services Agreement2
(i)		Consent of Seward & Kissel LLP4
(j)		Consent of BBD, LLP4
(k)		Not applicable.
(l)		Not applicable.
(m)		Not applicable.
(n)		Not applicable.
(o)		Not applicable.
(p)	(1)	Code of Ethics of Javelin Investment Management, LLC and the Trust3
	(2)	Code of Ethics of Esposito Partners, LLC2
	(3)	Code of Ethics of Foreside Fund Services, LLC2
———————
1	Filed with the Securities and Exchange Commission (the “SEC”) on December 9, 2008 as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-156024; 811-22125).

2	Filed with the SEC on May 13 , 2009 as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-156024; 811-22125).

3	Filed with the SEC on April 27, 2010 as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-156024; 811-22125).

4	Filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Board of Trustees of the Trust controls the Trust, including JETS Contrarian Opportunities Index Fund, the only series of the Trust.

ITEM 30 .	INDEMNIFICATION

Pursuant to the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”) , the Trust has agreed to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth therein by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Notwithstanding the foregoing, no indemnification shall be made under the Declaration of Trust unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.

ITEM 31 .	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

Reference is made to the caption “Management” in the Prospectuses constituting Part A which is incorporated by reference to this Registration Statement and “Management of the Trust” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

The information as to the directors and officers of Javelin Investment Management, LLC is set forth in Javelin Investment Management, LLC’s Form ADV filed with the Securities and Exchange Commission on November 17, 2008 (Reference No. 146197) is incorporated herein by reference.

ITEM 32 .	PRINCIPAL UNDERWRITERS

(a)	Foreside Fund Services, LLC, Registrant's underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

	1)	American Beacon Funds
	2)	American Beacon Mileage Funds
	3)	American Beacon Select Funds
	4)	Henderson Global Funds
	5)	Bridgeway Funds, Inc.
	6)	Century Capital Management Trust
	7)	Sound Shore Fund, Inc.
	8)	Forum Funds
	9)	Central Park Group Multi-Event Fund
	10)	PMC Funds, Series of the Trust for Professional Managers
	11)	Nomura Partners Funds, Inc.
	12)	Wintergreen Fund, Inc.
	13)	RevenueShares ETF Trust
	14)	Direxion Shares ETF Trust
	15)	Javelin Exchange-Traded Trust
	16)	AdvisorShares Trust
	17)	Liberty Street Horizon Fund, Series of the Investment Managers Series Trust
	18)	Dundee Wealth Funds
	19)	U.S. One Trust
	20)	Turner Funds
	21)	Center Coast MLP Focus Fund, Series of the Investment Managers Series Trust
	22)	Ironwood Multi-Strategy Fund LLC
	23)	Ironwood Institutional Multi-Strategy Fund LLC
	24)	FocusShares Trust

(b)	The following are officers and directors of Foreside Fund Services, LLC, the Registrant's underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None

(c)	Not applicable

ITEM 33 .	LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the 1940 Act, and the rules promulgated thereunder are maintained in the physical possession of:

Foreside Fund Services, LLC
Three Canal Plaza,
Portland, Maine 04101

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Javelin Investment Management, LLC
33 Witherspoon Street, Suite 210
Princeton, NJ 08542

Esposito Partners, LLC
300 Crescent Court, Suite 650
Dallas, TX 75201

ITEM 34.	MANAGEMENT SERVICES

Not applicable.

ITEM 35.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1935 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Princeton, State of New Jersey, on the 29th day of April, 2011.

Javelin Exchange-Traded Trust

By:	/s/ Brinton W. Frith
Brinton W. Frith

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Sandro Stefanelli*	Trustee	April 29, 2011
Sandro Stefanelli

/s/ Stephen Zabielski*	Trustee	April 29, 2011
Stephen Zabielski

/s/ Brinton W. Frith	Chairman, Treasurer and Trustee	April 29, 2011
Brinton W. Frith

/s/ Cathleen Lesko*	Secretary	April 29, 2011
Cathleen Lesko

*By:  /s/ Brinton W. Frith
Brinton W. Frith,
pursuant to a power of attorney dated March 26, 2010 and filed here with.

POWER OF ATTORNEY

We, the undersigned Trustees of Javelin Exchange-Traded Trust (the “Trust”) hereby constitute and appoint Brinton W. Frith, Cathleen Lesko and Bibb L. Strench each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A, Form N-14, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after March 26, 2010.

WITNESS our hands on this 26th day of March, 2010.

/s/ Sandro Stefanelli	/s/ Steven Zabielski
Sandro Stefanelli	Steven Zabielski

POWER OF ATTORNEY

I, the undersigned Trustees of Javelin Exchange-Traded Trust (the “Trust”), hereby constitute and appoint Cathleen Lesko and Bibb L. Strench each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A, Form N-14, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after March 26, 2010.

WITNESS my hand on this 26th day of March, 2010.

/s/ Brinton W. Frith
Brinton W. Frith

POWER OF ATTORNEY

I, the undersigned Secretary of Javelin Exchange-Traded Trust (the “Trust”), hereby constitute and appoint Brinton W. Frith and Bibb L. Strench each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A, Form N-14, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after March 26, 2010.

WITNESS my hand on this 26th day of March, 2010.

/s/ Cathleen Lesko
Cathleen Lesko

EXHIBIT INDEX

(i)	Consent of Seward & Kissel LLP
(j)	Consent of BBD LLP